Accrued Liabilities	12 Months Ended
Dec. 31, 2016
Accrued Liabilities [Abstract]
Accrued Liabilities
ACCRUED LIABILITIES

(dollars in millions)	2016	2015
Advances on sales contracts and service billings	$4,217	$3,952
Accrued salaries, wages and employee benefits	1,608	1,543
Service and warranty accruals	555	546
Litigation and contract matters	488	482
Interest payable	395	391
Income taxes payable	382	2,498
Accrued property, sales and use taxes	289	292
Canadian government settlement - current portion	245	241
Insurance accruals	217	204
Accrued restructuring costs	210	334
Accrued workers compensation	208	212
Other	3,405	3,943
	$12,219	$14,638

Income taxes payable as of December 31, 2015 includes taxes payable related to the gain on the sale of Sikorsky, which were substantially paid in 2016.
The Canadian government has historically provided research and development support under certain Pratt & Whitney Canada programs, where repayment, if any, is made in the form of royalties, conditioned upon the achievement of certain financial targets including specific aircraft engine sales, total aircraft engine sales volume and total year-over-year sales growth of the entity receiving the government funding. On December 30, 2015, Pratt & Whitney Canada and federal and provincial Canadian government agencies entered into amendments of certain government research and development support arrangements. Under the amendments, Pratt & Whitney Canada agreed to make four annual payments of approximately $327 million Canadian (approximately $245 million at December 2016) each, commencing in the first quarter of 2016, to fully settle and terminate Pratt & Whitney Canada's future contractual obligations to pay royalties to these agencies that had previously been contingent upon future engine deliveries and Pratt & Whitney Canada sales; to maintain its commitments to perform certain assembly, test and manufacturing operations in Canada; and to provide support of innovation and research and development through initiatives with post-secondary institutions and key industry associations in Canada over a fourteen year period. As a result of the amendments to these contractual arrangements, Pratt & Whitney recorded a charge and related discounted obligation of $867 million in the fourth quarter of 2015.
The Canadian government settlement included in the table above represents amounts expected to be paid under this agreement in 2017, with the remaining provision of approximately $477 million and $626 million included in Other long-term liabilities in the accompanying Consolidated Balance Sheet as of December 31, 2016 and 2015, respectively.